Exhibit 10.2

						Conversion	Finance Cost	Cash
	Loan payable	Principal	Issue date	Maturity	Interest	rate	OID	recived
2341	FSE Law Rechtsanwaltsge	12,500.00	1/19/2022	1/19/2023	7%	-
2342	LAWSON CAPITAL PARTNERS	3,000.00	3/7/2022	3/7/2023	7%	-
2344	Jami Marseilles	25,000.00	10/13/2022	10/13/2023	7%	-
2345	Mary Elizabeth Avery	100,000.00	1/31/2023	On demand	0%
2347	ILYM Group , Inc	50,000.00	3/1/2023	On demand	0%
2348	Greg Wong	10,000.00	2/9/2023	On demand	0%
2346	Michael T Brown	25,000.00	4/5/2023	8/3/2023	15% fixed ( $3,750)+ Default 5% from day 151
2350	MMS Investment Group , LLC	40,000.00	6/20/2023	9/18/2023	12% fixed ( $4,800) + Default ( 5%) from day 101
2351	Brooks Bailey	50,000.00	7/17/2023	On demand	0%
2352	Step Well Advisory Ltd	10,000.00	10/6/2023	10/6/2024	7%
2353	Global Prestige Development Group	100,000.00	12/26/2023	4/18/2024	0%	0	25,000	75,000
2355	Chris Ashby	37,000.00	7/17/2024	1/15/2025	5%
2355	Chris Ashby	64,000.00	8/14/2024	1/15/2025	5%	0	0	0

2300	Beau Marseilles	4,000.00	5/19/2023	On demand	0%
2309	Beau Marseilles	4,150.00	7/12/2023	On demand	0%
2345	Beau Marseilles	1,000.00	12/6/2023	On demand	0%
2346	Brian Stone	1,000.00	2/9/2024	On demand	0%